UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 East 200 North
Alpine, Utah	84004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure under Item 5.02 below describing the Statement of Work and the appointment of our Interim Chief Financial Officer is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Interim Chief Financial Officer

As previously disclosed by Purple Innovation, Inc. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 14, 2019, Mark A. Watkins gave notice to the Company on January 8, 2019 of his resignation as the Company’s Chief Financial Officer and Principal Financial Officer, effective end-of-day on March 15, 2019. Mr. Watkins’ resignation became effective on March 15, 2019.

On March 12, 2019, Craig Phillips accepted a position to serve as the Company’s Interim Chief Financial Officer, effective March 16, 2019. In this role, he will function as the Company’s Principal Financial Officer and Principal Accounting Officer for SEC reporting purposes.

Mr. Phillips will provide interim Chief Financial Officer services to the Company, pursuant to the Statement of Work Number 2 made and entered into as of March 12, 2019 between the Company and FTI Consulting, Inc. (the “Statement of Work”). Mr. Phillips will resign from such position upon the appointment of a new Chief Financial Officer by the Board. The Statement of Work provides that (i) Mr. Phillips will serve as the interim Chief Financial Officer until a permanent Chief Financial Officer is hired by the Company, (ii) Mr. Phillips will report to the Chief Executive Officer and perform the typical duties of a public company Chief Financial Officer, (iii) FTI Consulting Inc. may supply additional temporary staff at an hourly rate, (iv) the Company will pay FTI Consulting, Inc. a monthly fee capped at $90,000.00 per month for Mr. Phillips’ services, and (v) FTI Consulting, Inc. will invoice the Company for reasonable allocated and direct expenses.

The Company expects to file the Statement of Work as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2019, and intends to seek confidential treatment for certain terms and provisions of the Statement of Work. The foregoing description of the Statement of Work is qualified in its entirety by reference to the text of the Statement of Work, when filed.

Mr. Phillips, age 53, currently serves as a Managing Director in FTI Consulting Inc.’s Corporate Finance, Office of the CFO Solutions practice, a position he has held since March 2015. Prior to that, he worked as an independent financial consultant from January 2014 to March 2015. From 2012 through 2013 he served as Chief Financial Officer of Latitude 360. Prior to that, Mr. Phillips served as Chief Financial Officer of Blue Medical Supply Co. from 2011 to 2012. Mr. Phillips is a Certified Public Accountant, licensed in the State of Florida. He received a Bachelor of Business Administration from the University of Georgia.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2019	PURPLE INNOVATION, INC.

	By:	/s/ Joseph B. Megibow
Joseph B. Megibow
Chief Executive Officer

2